Income taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure
Income Taxes	Note 35 – Income taxesThe components of income tax expense for the years ended December 31, are summarized in the following table.
(In thousands)	2021	2020	2019
Current income tax (benefit) expense:
Puerto Rico	$69,415	$33,281	$2,251
Federal and States	10,232	3,613	3,598
Subtotal	79,647	36,894	5,849
Deferred income tax expense (benefit):
Puerto Rico	179,688	69,300	123,337
Federal and States	49,683	5,744	17,995
Subtotal	229,371	75,044	141,332
Total income tax expense	$309,018	$111,938	$147,181
The reasons for the difference between the income tax expense applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico were as follows:
	2021		2020		2019
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$466,465	38%	$231,960	38%	$306,869	38%
Benefit of net tax exempt interest income	(139,426)	(12)	(126,232)	(20)	(145,597)	(18)
Effect of income subject to preferential tax rate	(11,981)	(1)	(10,141)	(2)	(9,562)	(1)
Deferred tax asset valuation allowance	20,932	2	15,276	2	16,992	2
Difference in tax rates due to multiple jurisdictions	(30,719)	(3)	(1,903)	-	(12,888)	(2)
Adjustment in net deferred tax due to change in the applicable tax rate	-	-	-	-	(6,559)	(1)
Unrecognized tax benefits	(5,484)	-	(2,163)	-	-	-
State and local taxes	14,629	1	4,350	-	4,749	1
Others	(5,398)	-	791	-	(6,823)	(1)
Income tax expense	$309,018	25%	$111,938	18%	$147,181	18%

For the year ended December 31, 2021, the Corporation recorded income tax expense of $309.0 million, compared to $111.9 million for the previous year. The increase in income tax expense was mainly due to higher pre-tax income during the year 2021 as compared to year 2020 resulting primarily from a lower provision for credit losses partially offset by higher net exempt interest income and higher income from the U.S. operations subject to lower statutory tax rate.

The results for the year 2019 include an additional income tax benefit of $26 million related to the revision of the amount of exempt income earned in prior years, that resulted in the amendment of income tax returns for Banco Popular de Puerto Rico for the years 2015 to 2017 and certain adjustments pertaining to tax periods for which the statute of limitations had expired.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation’s deferred tax assets and liabilities at December 31 were as follows:

	December 31, 2021
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$261	$2,781	$3,042
Net operating loss and other carryforward available	112,331	665,164	777,495
Postretirement and pension benefits	57,002	-	57,002
Deferred loan origination fees/cost	2,788	-	2,788
Allowance for credit losses	233,500	31,872	265,372
Deferred gains	1,642	-	1,642
Accelerated depreciation	5,246	7,422	12,668
FDIC-assisted transaction	152,665	-	152,665
Lease liability	31,211	23,894	55,105
Difference in outside basis from pass-through entities	54,781	-	54,781
Other temporary differences	38,512	8,418	46,930
Total gross deferred tax assets	689,939	739,551	1,429,490
Deferred tax liabilities:
Indefinite-lived intangibles	76,635	51,150	127,785
Unrealized net gain (loss) on trading and available-for-sale securities	4,329	2,817	7,146
Right of use assets	29,025	20,282	49,307
Deferred loan origination fees/cost	-	3,567	3,567
Other temporary differences	43,856	1,530	45,386
Total gross deferred tax liabilities	153,845	79,346	233,191
Valuation allowance	128,557	410,970	539,527
Net deferred tax asset	$407,537	$249,235	$656,772

	December 31, 2020
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$3,003	$5,269	$8,272
Net operating loss and other carryforward available	124,355	698,842	823,197
Postretirement and pension benefits	80,179	-	80,179
Deferred loan origination fees	12,079	(2,652)	9,427
Allowance for credit losses	373,010	38,606	411,616
Accelerated depreciation	3,439	5,390	8,829
FDIC-assisted transaction	152,665	-	152,665
Intercompany deferred gains	1,728	-	1,728
Lease liability	22,790	18,850	41,640
Difference in outside basis from pass-through entities	61,222	-	61,222
Other temporary differences	38,954	7,344	46,298
Total gross deferred tax assets	873,424	771,649	1,645,073
Deferred tax liabilities:
Indefinite-lived intangibles	73,305	37,745	111,050
Unrealized net gain (loss) on trading and available-for-sale securities	67,003	8,595	75,598
Right of use assets	20,708	15,510	36,218
Other temporary differences	50,247	1,169	51,416
Total gross deferred tax liabilities	211,263	63,019	274,282
Valuation allowance	112,871	407,225	520,096
Net deferred tax asset	$549,290	$301,405	$850,695

The net deferred tax asset shown in the table above at December 31, 2021 is reflected in the consolidated statements of financial condition as $0.7 billion in net deferred tax assets (in the “other assets” caption) (2020 - $0.9 billion in deferred tax asset in the “other assets” caption) and $825 thousand in deferred tax liabilities (in the “other liabilities” caption) (2020 - $897 thousand in deferred tax liabilities in the “other liabilities” caption), reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.

The deferred tax asset related to the NOLs outstanding at December 31, 2021 expires as follows:

(In thousands)
2022	$396
2023	1,363
2024	9,310
2025	13,516
2026	13,367
2027	15,202
2028	288,395
2029	119,297
2030	120,255
2031	117,210
2032	22,758
2033	10,749
2034	44,473
2035	1,079
2036	125
$777,495

At December 31, 2021 the net deferred tax asset of the U.S. operations amounted to $660 million with a valuation allowance of approximately $411 million, for a net deferred tax asset after valuation allowance of approximately $249 million. The Corporation evaluates the realization of the deferred tax asset by taxing jurisdiction. The U.S. operation is not in a cumulative three-year loss position and had sustained profitability for the three-year period ended December 31, 2021. Years 2020 and 2021 have been impacted by the COVID-19 pandemic and other events. Year 2020 was unfavorably impacted by the ACL reserve build-ups and the impairment of expenses on the branch closures in the New York region. Year 2021 has been favorably impacted by a strong economic recovery that resulted in ACL reserve releases, reversing the year 2020 build-up. The financial results for year 2021 is objectively verifiable positive evidence, evaluated together with the positive evidence of stable credit metrics, in combination with the length of the expiration of the NOLs. On the other hand, the Corporation evaluated the negative evidence accumulated over the years, including financial results lower than expectations and the uncertainty created by new variants of COVID-19. As of December 31, 2021, after weighting all positive and negative evidence, the Corporation concluded that it is more likely than not that approximately $249 million of the deferred tax asset from the U.S. operations, comprised mainly of net operating losses, will be realized. The Corporation based this determination on its estimated earnings available to realize the deferred tax asset for the remaining carryforward period, together with the historical level of book income adjusted by permanent differences. Management will continue to monitor and review the U.S. operation’s results and the pre-tax earnings forecast on a quarterly basis to assess the future realization of the deferred tax asset. Management will closely monitor factors, including, net income versus forecast, targeted loan growth, net interest income margin, allowance for credit losses, charge offs, NPLs inflows and NPA balances. Strong financial results during year 2022 together with the additional income expected from the recent acquisition of K2 assets, along with new tax initiatives could be considered additional positive evidence that, in the future, could overcome totally or partially the negative evidence evaluated as of December 31, 2021, that could result in future adjustments to the valuation allowance.

At December 31, 2021, the Corporation’s net deferred tax assets related to its Puerto Rico operations amounted to $408 million.

The Corporation’s Puerto Rico Banking operation is not in a cumulative loss position and has sustained profitability for the three year period ended December 31, 2021. This is considered a strong piece of objectively verifiable positive evidence that out weights any negative evidence considered by management in the evaluation of the realization of the deferred tax asset. Based on this evidence and management’s estimate of future taxable income, the Corporation has concluded that it is more likely than not that such net deferred tax asset of the Puerto Rico Banking operations will be realized.

The Holding Company operation is in a cumulative loss position, taking into account taxable income exclusive of reversing temporary differences, for the three years period ending December 31, 2021. Management expects these losses will be a trend in future years. This objectively verifiable negative evidence is considered by management a strong negative evidence that will suggest that income in future years will be insufficient to support the realization of all deferred tax asset. After weighting of all positive and negative evidence management concluded, as of the reporting date, that it is more likely than not that the Holding Company will not be able to realize any portion of the deferred tax assets, considering the criteria of ASC Topic 740. Accordingly, the Corporation has maintained a full valuation allowance on the deferred tax asset of $129 million as of December 2021.

Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. However, certain subsidiaries that are organized as limited liability companies with a partnership election are treated as pass-through entities for Puerto Rico tax purposes. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.

The Corporation’s subsidiaries in the United States file a consolidated federal income tax return. The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.

The following table presents a reconciliation of unrecognized tax benefits.

(In millions)
Balance at January 1, 2020	$16.3
Reduction as a result of lapse of statute of limitations	(1.5)
Balance at December 31, 2020	$14.8
Reduction as a result of lapse of statute of limitations	(11.3)
Balance at December 31, 2021	$3.5

At December 31, 2021, the total amount of interest recognized in the statement of financial condition approximated $2.8 million (2020 - $4.8 million). The total interest expense recognized during 2021 was $892 thousand net of a reduction of $2.9 million due to the expiration of the statute of limitation (2020 - $2.0 million net of a reduction of $645 thousand). Management determined that, as of December 31, 2021 and 2020, there was no need to accrue for the payment of penalties. The Corporation’s policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.

After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized through earnings, would affect the Corporation’s effective tax rate, was approximately $5.5 million at December 31, 2021 (2020 - $10.2 million).

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management’s judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.

The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. As of December 31, 2021, the following years remain subject to examination in the U.S. Federal jurisdiction – 2018 and thereafter and in the Puerto Rico jurisdiction – 2017 and thereafter. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately $1.4 million, including interest.